EXHIBIT 10(e)(vii)

                           SECURITIES PLEDGE AGREEMENT

                  THIS PLEDGE AGREEMENT (this "AGREEMENT"), dated as of November 21, 2002, made by COLONIAL COMMERCIAL CORP., a New York corporation (THE "PLEDGOR"), with its chief executive office located at 3601 Hempstead Turnpike, Suite 121-I, Levittown, New York 11756, is in favor of LASALLE BANK NATIONAL ASSOCIATION (the "PLEDGEE").

                               W I T N E S S E T H

                  WHEREAS, Universal Supply Group, Inc., (the "BORROWER") and the Pledgee are parties to that certain Loan and Security Agreement, dated as of June 24, 1999, as amended, amended and restated or otherwise modified from time to time (the "LOAN AGREEMENT"), pursuant to which the Pledgee has agreed to extend loans and certain other financial accommodations to the Borrower and the Borrower has granted to the Pledgee a security interest in substantially all of the Borrower's assets;

                  WHEREAS, the Pledgor has executed a certain Continuing Unconditional Guaranty dated June 24, 1999 (the "Guaranty") in favor of Pledgee, pursuant to which Pledgor has guaranteed all of Borrower's Liabilities, as such term is defined in the Loan Agreement;

                  WHEREAS, the extension and/or continued extension of credit, as aforesaid, by Pledgee is necessary and desirable to the conduct and operation of the business of Borrower and will inure to the personal and financial benefit of the Pledgor;

                  WHEREAS, the Pledgor presently owns all of the issued and outstanding shares of capital stock and/or bonds as more fully described in
SCHEDULE I attached hereto and made a part hereof and issued by the corporation(s) named therein (each such corporation being referred to in said
SCHEDULE I as an "ISSUER"), and may in the future acquire additional shares of said capital stock and additional bonds (all of such now owned or hereafter acquired shares of capital stock and bonds being collectively referred to herein as the "PLEDGED SHARES");

                  NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Pledgor hereby agrees as follows:

                  1. PLEDGE. The Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in, the following (the "PLEDGED COLLATERAL"):

                           (A) the Pledged Shares now owned by the Pledgor and the certificates, if any, representing such Pledged Shares, and all



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         dividends, cash, securities, instruments, rights and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Shares;

                           (B) all additional shares of said stock and bonds acquired by the Pledgor in any manner, and the certificates, if any, representing such additional shares and bonds (any such additional shares and bonds shall constitute part of the Pledged Shares under and as defined in this Agreement), and all dividends, cash, instruments, subscription warrants, securities and any other rights and options and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                           (C) all other property hereafter delivered to the Pledgee in substitution for, as proceeds of, or in addition to any of the foregoing, all certificates, instruments and documents representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

                  2. SECURITY FOR LIABILITIES. The Pledged Collateral secures the payment and performance of all of the Pledgor's obligations, liabilities, and indebtedness under the Guaranty and all obligations of Pledgor now or hereafter existing under this Agreement (all such obligations, liabilities and indebtedness under the Guaranty and all such obligations of Pledgor now or hereafter existing under this Agreement being referred to herein as the "LIABILITIES").

                  3. DELIVERY OF PLEDGED SHARES. All certificates, instruments or documents, if any, representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. In the event any or all of the Pledged Shares are evidenced by a book entry, Pledgor shall execute and deliver or cause to be executed and delivered to Pledgee such control agreements, documents, and agreements as are required by Pledgee to create and perfect a security interest in such uncertificated Pledged Shares. In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

                  4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants as follows:

                           (A) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                           (B) The Pledgor is, or at the time of any future delivery, pledge, assignment or transfer will be, the legal and beneficial owner of the Pledged Collateral, free and clear of any lien,




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         security interest, pledge, warrant, option, purchase agreement, shareholders' agreement, restriction, redemption agreement or other charge, encumbrance or restriction of any nature on the Pledged Collateral, except for the lien created by this Agreement, with full right to deliver, pledge, assign and transfer the Pledged Collateral to the Pledgee as Pledged Collateral hereunder.

                           (C) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid, perfected and only security interest in the Pledged Collateral, securing the payment of the Liabilities.

                           (D) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a disposition of such shares by laws affecting the offering and sale of securities generally).

                           (E) The Pledgor has full power and authority to enter into this Agreement and has the right to vote, pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

                           (F) None of the Pledged Shares has been issued in violation of any federal, state or other law, regulation or rule pertaining to the issuance of securities, or in violation of any rights, pre-emptive or otherwise, of any present or past stockholder of any Issuer described in SCHEDULE I attached hereto and made a part hereof.

                  5. FURTHER ASSISTANCE. The Pledgor agrees that at any time and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver, or cause to be executed and delivered, all certificates, if any, representing the Pledged Shares, stock and/or bond powers, proxies, assignments, instruments and documents; will take all steps necessary to properly register the transfer of the security interest hereunder on the books of the Issuer of any uncertificated securities included in the Pledged Shares; and will take all further action that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to carry out the provisions and purposes hereof.

                  6. VOTING RIGHTS; DIVIDENDS; ETC.

        (A) So long as no Event of Default (as hereinafter defined), shall have occurred (and be continuing):



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                  (I) The Pledgor shall be entitled to exercise any and all
        voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement; PROVIDED, HOWEVER, that the Pledgor shall not exercise nor shall it refrain from exercising any such right if such action could have a material adverse effect on the value of the Pledged Collateral or any part thereof.

                  (II) The Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Pledged Collateral, PROVIDED HOWEVER, that any and all

                  (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral, shall be Pledged Collateral, shall be forthwith delivered to the Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (III) The Pledgor shall execute and deliver (or cause to be executed and delivered) to the Pledgee all such proxies and other instruments as the Pledgee may reasonably request for the purpose of enabling the Pledgee to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments which it is authorized to receive pursuant to paragraph (ii) above.

                  (B) Upon the occurrence (and during the continuance) of an Event of Default (as hereinafter defined), and following notice to the Pledgor thereof:

                  (I) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and, except for distributions of management fees, to the extent permitted pursuant to Paragraph (8) of Exhibit A to the Loan Agreement, to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to
        Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments; and


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                  (II) All dividends and interest payments which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  7. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. The Pledgor agrees that it will not (a) sell, assign, transfer, convey, exchange, pledge or otherwise dispose of, or grant any option, warrant, right, contract or commitment with respect to, any of the Pledged Collateral without the prior written consent of the Pledgee, or (b) create or permit to exist any lien, security interest, pledge, proxy, purchase arrangement, restriction, redemption agreements, shareholders' agreement or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the lien created by this Agreement.

                  8. APPLICATION OF PROCEEDS OF SALE OR CASH HELD AS COLLATERAL. The proceeds of sale of Pledged Collateral sold pursuant to this Agreement and/or the cash held as Pledged Collateral hereunder shall be (a) retained by the Pledgee as cash collateral for the Liabilities, or (b) at the election of the Pledgee, applied by the Pledgee as follows:

                  FIRST: to payment of the costs and expenses of such sale, including the out-of-pocket expenses of the Pledgee and the reasonable fees and out-of-pocket expenses of counsel employed in connection therewith, and to the payment of all advances made by the Pledgee for the account of the Pledgor hereunder, and the payment of all costs and expenses incurred by the Pledgee in connection with the administration and enforcement of this Agreement, to the extent that such advances, costs and expenses shall not have been reimbursed to the Pledgee;

                  SECOND: to the payment of interest accrued and unpaid, if any, on any of the Liabilities to and including the date of such application and then to the payment or prepayment of principal of any of the Liabilities and then to the payment of the balance of the Liabilities in such order as Pledgee may determine in its sole discretion; and

                  THIRD: the balance, if any, of such proceeds shall be paid to the Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct.



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

                  9. THE PLEDGEE APPOINTED ATTORNEY-IN-FACT. The Pledgor hereby irrevocably appoints the Pledgee as the Pledgor's attorney-in-fact, with full authority, and full power of substitution, in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

                  10. THE PLEDGEE MAY PERFORM. If the Pledgor fails to perform any agreement contained herein, the Pledgee may itself perform, or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 16.

                  11. REASONABLE CARE. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral; PROVIDED, HOWEVER, that upon the Pledgor's instruction, the Pledgee shall use reasonable efforts to take such action as the Pledgor directs the Pledgee to take with respect to calls, conversions, exchanges, maturities, tenders, rights against other parties or other similar matters relative to the Pledged Collateral, but failure of the Pledgee to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Pledgee to preserve or protect any rights with respect to the Pledged Collateral against prior parties, or to do any act with respect to preservation of the Pledged Collateral not so requested by the Pledgor, shall be deemed a failure to exercise reasonable care in the custody or preservation of the Pledged Collateral.

                  12. SUBSEQUENT CHANGES AFFECTING COLLATERAL. The Pledgor represents to the Pledgee that the Pledgor has made its own arrangements for keeping informed of changes or potential changes affecting the Pledged Collateral (including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights), and the Pledgor agrees that the Pledgee shall have no responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.




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

                  13. EVENTS OF DEFAULT; REMEDIES UPON AN EVENT OF DEFAULT.

                  (A) The occurrence of any one or more of the following events shall constitute an "Event of Default" by Pledgor under this Agreement:

                  (I) there occurs (and is continuing) an Event of Default under and as defined in the Loan Agreement;

                  (II) the Pledgor fails to perform or observe any term, covenant or agreement contained in this Agreement on its part to be performed or observed, or any representation or warranty made by the Pledgor in this Agreement shall be untrue or seriously misleading in any material respect as of the date with respect to which such representation or warranty was made;

                  (III) a notice of lien, levy or assessment is filed or recorded with respect to all or a substantial part of the Pledged Collateral, except for (x) any lien, levy or assessment which relates to current taxes not yet due and payable and (y) voluntary liens securing amounts less than $100,000 which are released or for which a bond acceptable to Pledgee in its discretion has been posted within ten (10) days of its creation; and

                  (IV) all or a substantial part of the Pledged Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors.

                  (B) If any Event of Default shall have occurred (and be continuing), the Pledgee shall have, in addition to all other rights given by law or by this Agreement, the Loan Agreement or otherwise, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code ("Code") in effect in the State of Illinois at that time and the Pledgee may, without notice and at its option, transfer or register the Pledged Collateral or any part thereof on the books of the Issuer thereof into the name of the Pledgee or the Pledgee's nominee(s), with or without any indication that such Pledged Collateral is subject to the security interest hereunder. In addition, with respect to any Pledged Collateral which shall then be in or shall thereafter come into the possession or custody of the Pledgee, the Pledgee may sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, at such price or prices as


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the Pledgee may deem best, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any or all Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever, except for claims, encumbrances or rights that may arise without the knowledge or consent of the Pledgor. Unless any of the Pledged Collateral threatens to decline speedily in value or is or becomes of a type sold on a recognized market, the Pledgee will give the Pledgor reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or other intended disposition is to be made. Any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Any requirements of notice shall deemed to be a reasonable authenticated notice of disposition if it is mailed to the Pledgor as provided in Section 19 below, at least ten (10) days before the time of the sale or disposition. Any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived. Pledgee may disclaim any warranties that might arise in connection with the sale or other disposition of the Pledged Collateral and Pledgee has no obligation to provide any warranties at such time. The Pledgee may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of Pledged Collateral. In view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after the occurrence and during the continuance of an Event of Default, the Pledgor agrees that upon the occurrence and during the continuance of any Event of Default, the Pledgee may attempt to sell all or any part of the Pledged Collateral by means of a private placement, restricting the prospective purchasers to those who can make the representations and agreements required of purchasers of securities in private placements. In so doing, the Pledgee may solicit offers to buy the Pledged Collateral, or any part of it, for cash, from a limited number of investors deemed by the Pledgee in its judgment, to be responsible parties who might be interested in purchasing the Pledged Collateral, and if the Pledgee solicits such offers from not less than three (3) such investors, then the acceptance by the Pledgee of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of the Pledged Collateral.

                  In addition, upon the occurrence of an Event of Default (and during the continuance), all rights of the Pledgor to exercise the voting and other rights which it would otherwise be entitled to exercise and to receive cash dividends and interest payments, shall cease, and all such rights shall thereupon become vested in the Pledgee as provided in Section 6.

                  14. AUTHORITY OF THE PLEDGEE. The Pledgee shall have and be entitled to exercise all such powers hereunder as are specifically delegated to the Pledgee by the terms hereof, together with such powers as are incidental thereto. The Pledgee may execute any of its duties hereunder by or through



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agents or employees. Neither the Pledgee, nor any director, officer, agent or employee of the Pledgee, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to indemnify and hold harmless the Pledgee and/or any such director, officer, agent or employee from and against any and all liability incurred by any of them, hereunder or in connection herewith, unless such liability shall be due to its or their own gross negligence or willful misconduct.

                  15. TERMINATION. This Agreement shall terminate when all the Liabilities have been fully paid and performed, at which time the Pledgee shall reassign and redeliver (or cause to be reassigned and redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Pledged Collateral (if any) as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse upon or warranty by the Pledgee and at the expense of the Pledgor.

                  16. EXPENSES. The Pledgor agrees to reimburse the Pledgee, on demand for any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the registration of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Pledgee hereunder, and/or (d) the failure by the Pledgor to perform or observe any of the provisions hereof.

                  17. SECURITY INTEREST ABSOLUTE. All rights of the Pledgee and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                           (A) any lack of validity or enforceability of the Loan Agreement or an other agreement or instrument relating thereto;

                           (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from the Loan Agreement;

                           (C) any exchange, surrender, release or
         non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Liabilities; or

                           (D) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Liabilities or of this Agreement.

                  18. AMENDMENTS, WAIVERS AND CONSENTS. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing

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and signed by the Pledgee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  19. NOTICES. Any notice required or desired to be served, given or delivered hereunder shall be in writing (including facsimile transmission), and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below (b) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, and in the case of Pledgee, upon actual receipt by Pledgee or in the case of notice by Federal Express or other reputable overnight courier service, one (1) Business Day after delivery to such courier service, and (c) in the case of facsimile transmission, upon transmission with confirmation of receipt, addressed to the party to be notified as follows:

         If to the Pledgor:         Colonial Commercial Corp.
                                          3601 Hempstead Turnpike
                                          Suite 121-I
                                          Levittown, New York 11756
                                          Attention: Bernard Korn
                                          Facsimile Number: (516) 796-8481

         If to the Pledgee:         LaSalle Bank National Association
                                          135 South LaSalle Street
                                          Chicago, Illinois 60603-4105
                                          Attention: Steven Fenton, Esq.
                                          Facsimile Number: (312) 904-6109

or to such other address as any of the parties may hereafter designate for itself by written notice to the other parties in the manner herein prescribed.

                  20. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Liabilities; (b) be binding upon the Pledgor, its successors and assigns; and (c) inure to the benefit of the Pledgee and its successors, transferees and assigns.

                  21. WAIVERS. The Pledgor waives presentment and demand for payment of any of the Liabilities, protest and notice of dishonor or default with respect to any of the Liabilities, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Loan Agreement.

                  22. GOVERNING LAW; TERMS. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflict of laws provisions) and decisions of the State of Illinois. Unless otherwise defined herein, terms defined in Articles 8 and 9 of the Illinois Uniform Commercial Code are used herein as therein defined. Whenever possible, each



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provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be interpreted in such manner as to be ineffective or invalid under applicable law, such provisions shall be ineffective or invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  23. DEFINITIONS. The singular shall include the plural and vice versa and any gender shall include any other gender as the text shall indicate.

                  24. SECTION HEADINGS. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

                  25. COUNTERPARTS. This Agreement may be executed or otherwise authenticated in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed or otherwise authenticated and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile, email or similar electronic transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding the Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]



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                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have each
caused this Agreement to be duly executed and delivered by its officer, if any, thereunto duly authorized as of the date first above written.

                         COLONIAL COMMERCIAL CORP., a New York corporation

                         By:
                            ----------------------------
                         Its:
                            ----------------------------
                         LASALLE BANK NATIONAL
                         ASSOCIATION, A NATIONAL BANKING
                         ASSOCIATION


                         By:
                            ----------------------------
                         Its:
                            ----------------------------






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                                   SCHEDULE I


DESCRIPTION OF PLEDGED SHARES

                                       NUMBER OF                  CERTIFICATE
ISSUER                                  SHARES                       NUMBER
------                                 ---------                  -----------


UNIVERSAL SUPPLY GROUP, INC.,         100 SHARES OF                   1
F/K/A COLONIAL COMMERCIAL             COMMON STOCK
SUB CORP.








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                      ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, COLONIAL COMMERCIAL CORP., a New York corporation, hereby sells, assigns and transfers unto __________________________, ____________ (__ )
shares of common stock of UNIVERSAL SUPPLY GROUP, INC., a New York corporation ("UNIVERSAL"), standing in its name on the books of UNIVERSAL, represented by Certificate No. , and herewith does hereby irrevocably constitute and appoint ___________________________________________ attorney to transfer the said stock on the books of the within named company with full power of substitution in the premises.

Dated:                 ,
       ---------------   ---
                                  COLONIAL COMMERCIAL CORP., a New York
                                  corporation

                                  By:
                                        -----------------------------------
                                  Name:
                                        -----------------------------------
                                  Title:
                                        -----------------------------------

                     IRREVOCABLE PROXY COUPLED WITH INTEREST

          The undersigned record holder of the Pledged Shares hereby irrevocably designates and appoints LASALLE BANK NATIONAL ASSOCIATION ("LASALLE") to represent it at all annual and special meetings of the shareholders of UNIVERSAL SUPPLY GROUP, INC., a New York corporation, and do all things which the undersigned might do if acting itself ("PROXY ACTION"). Notwithstanding the forgoing, LaSalle only shall take any Proxy Action (i) upon the occurrence (and during the continuance) of an Event of Default and (ii) following notice to the Pledgor thereof. Unless otherwise defined or specified herein, each capitalized term used herein shall have the meaning assigned thereto in that certain Securities Pledge Agreement dated November 21, 2002 by and between LaSalle and Colonial Commercial Corp., a New York corporation (the "SECURITIES PLEDGE AGREEMENT").

          This proxy is an irrevocable proxy coupled with an interest. The undersigned recognizes that LaSalle has interests in the Pledged Shares to secure the Liabilities and, to the extent permitted by law, this proxy shall continue in full force and effect until the Liabilities are paid in full notwithstanding any time limitations set forth in the by-laws or other organizational documents of UNIVERSAL SUPPLY GROUP, INC. or the general corporation law of the state of New York.

          This proxy is issued pursuant to the Securities Pledge Agreement and shall remain subject to the terms thereof, and LaSalle only shall exercise any rights or privileges granted herein and therein.


Dated:  November 21, 2002         COLONIAL COMMERCIAL CORP., a New York
                                  corporation

                                     By:
                                              ------------------------------
                                     Name:
                                              ------------------------------
                                     Title:
                                              ------------------------------